Exhibit 10.3

March 30, 2007

Re: Letter Agreement, Bell Flat and Panorama Properties, Nevada.

The following agreement amends the general terms and conditions for the agreement between Desert Pacific Exploration, Inc. (DPE) and Homeland Precious Metals, Inc. (HPM) governing DPE’s Bell Flat property, Churchill County, Nevada and Panorama property, Mineral County, Nevada, U. S. A. The parties hereto acknowledge that they have expressed herein the amended understanding and obligation of this Agreement combined with the original agreement dated April 30, 2005. It is expressly understood and agreed that this amendment of terms combined with the original agreement will constitute the entire agreement.

Form of Agreement	Mining Lease

Term	5 years with extensions so long as conditions of the option are met.

Production Royalties	3.0% Net Smelter Return

Advance Royalties	April 30, 2006	Paid US$20,000.00
	April 30, 2007	Paid US$10,000.00
	April 30, 2008	US$10,000.00
	April 30, 2009	US$50,000.00
	April 30, 2010	US$70,000.00
	April 30, 2011	US$150,000.00

Work Commitments	April 30, 2008	US$100,000.00
	April 30, 2009	US$250,000.00
	April 30, 2010	US$300,000.00
	April 30, 2011	US$400,000.00

Performance Requirements	Federal and state mining claim maintenance fees shall be kept in good standing and payments made before July 1 of any given year.

Reclamation	HPM shall perform reclamation work on the Property as required by
Federal, State, and Local law for disturbances resulting from HPM’s activities on the Property.

Interest Area	One mile from the outside perimeter of the Bell Flat and Panorama claim boundaries.

If the above terms and conditions are consistent with our earlier discussions, please acknowledge by signing in the space provided below and return one copy. This document will serve to amend the original terms of the agreement previously adopted by DPE and HPM.

Letter Agreement, Montgomery Pass Panorama Property

March 30, 2007

Agreed and accepted to this 30th day of March, 2007.

By: HERB DUERR
(President – Desert Pacific Exploration, Inc.)

By: BRUCE JOHNSTONE
(President – Homeland Precious Metals, Inc.)